                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  6
Glossary of Terms................................  7
Performance Results..............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 17
Report of Independent Accountants................ 21
Dividend Reinvestment Plan....................... 22

VTJ ANR 12/98

                             LETTER TO SHAREHOLDERS

November 20, 1998

Dear Shareholder,
    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the
greatest bull markets in investment
history, unprecedented growth in mutual                   [PHOTO]
fund investing, and a surge in personal
retirement planning. The coming
millennium promises to hold even more
challenges and opportunities.
    To lead us into this new era of       DENNIS J. MCDONNELL AND DON G. POWELL
investing, we are proud to announce
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your Trust and joins Dennis McDonnell in addressing shareholders in future reports. (See Don Powell's farewell to shareholders on page 6.)

ECONOMIC OVERVIEW
    After two years of solid gains, the U.S. economy began to lose some of its luster during the reporting period. No longer immune to the global economic turmoil, the economy retreated from a 5.5 percent annual growth rate in the first quarter to a tepid 1.8 percent in the second quarter (as measured by gross domestic product). By the third quarter, however, growth rebounded to a 3.3 percent annual rate.
    A strong dollar was largely responsible for moderating economic growth. As the Asian financial crisis worsened and spread to other regions, foreign investors amassed dollar-denominated U.S. Treasury bonds. These purchases sent the dollar sharply higher, which increased the price of U.S. exports and slashed the price of imports--resulting in reduced demand for U.S. goods and services abroad. In light of the reduced demand and global economic problems, corporate earnings fell, business investment declined, and stock prices plummeted. By the end of August, the Dow Jones Industrial Average was down 19 percent from its record high, set in mid-July. Although the stock market has since recovered much of its losses, consumer confidence has declined and growth in consumer spending has slowed.
    Concerns about further economic deterioration, weakness in the stock market, and a potential credit crunch prompted the Federal Reserve Board to cut short-term interest rates

                                                            Continued on page  2

0.25 percent in late September. It was the first rate cut in almost three years and was followed by additional cuts of 0.25 percent in October and November. Despite these rate cuts, the Fed took care to note that inflation was well contained.
    New Jersey's stable outlook can be attributed to an improving economy, high wealth levels, and a sound financial position. Economic factors such as employment and personal income growth have recently outpaced the national average, improving tax revenues and strengthening the budget position. The financial position of the state remains strong with budget surpluses and relatively moderate debt levels. Continued growth in the economy should allow proposed budget items to be readily accommodated into estimated surpluses. Overall, stable economic growth and prudent fiscal management should further strengthen New Jersey's credit standing.

MARKET OVERVIEW
    The volatility in overseas markets and U.S. stocks was a boon to bonds. Foreign investors bought U.S. Treasury bonds in an attempt to escape the global turmoil, while domestic investors purchased them to avoid further losses in U.S. stocks. Because these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices soared.
    The Fed rate cuts propelled bond prices even higher. Following the Fed's first rate cut, the yield on the 30-year Treasury bond, which moves in the opposite direction of its price, dropped to a record low of 4.72 percent on October 5. However, subsequent sales of Treasuries by Asian and institutional investors dampened the rally. As of October 31, the 30-year Treasury bond had a
5.15 percent yield, down 1 percent from a year ago.
    Municipal bond prices followed Treasuries higher, but, as usual, they didn't gain nearly as much in price. The yield on a typical AAA-rated general obligation municipal bond fell only 32 basis points to 4.80 percent as of October 31, from 5.12 percent a year earlier. Earlier in October, municipal bond yields topped comparable Treasury bond yields, which is a rare event. Municipal bonds generally yield less than Treasury securities because their interest payments are exempt from federal and sometimes state and local income taxes.
    During the past year, municipal bonds were burdened by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $230.9 billion worth of long-term bonds during the first 10 months of the year--34 percent more than they had issued during the same period last year. Approximately 44 percent of the new issues were refinancings of older, higher-yielding bonds. However, new issuance slowed recently as the number of bonds eligible for refinancing shrank.
    Despite an abundant supply, many investors were reluctant to purchase municipal bonds because of their generally low yields. Compounding the situation was the abundance of insured issues, which accounted for almost 60 percent of the new supply. The dominance of insured bonds reduced the supply of lower-rated, higher-yielding bonds and narrowed the yield spread between higher- and lower-rated bonds. (The insurance relates to the timely payment of principal and interest, when due, on the bonds. The insurance does not protect the bonds from market risk.)

                                                            Continued on page  3

[CREDIT QUALITY PIE CHART]

Portfolio Composition by Credit Quality* as of October 31, 1998

AAA................   70.0%
AA.................   19.1%
A..................    4.6%
BBB................    4.0%
Non-Rated..........    2.3%

*As a Percentage of Long-Term Investments
 Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. As of October 31, 70 percent of long-term investments were invested in AAA-rated bonds. Under current market conditions, the yield spread between higher- and lower-rated bonds is modest, and we believe that investors are not adequately compensated for the additional credit risk associated with lower-rated securities. Also, higher-rated bonds have generally performed better than lower-rated securities when interest rates are falling, which was the case for most of the reporting period.
    Overall, we made a modest number of purchases and sales during the past year, because the current marketplace did not offer the combination of attractive yields and favorable credit quality enjoyed by the bonds in Trust's portfolio. Because high current income is our primary concern, we retained as many of our higher-yielding securities as possible. Our few acquisitions favored long-term insured bonds because they provide the most potential for price appreciation if interest rates continue to fall. Meanwhile, we sold a number of bonds that were vulnerable to being called from the portfolio. The Trust held a high percentage of zero-coupon bonds, which are very price-sensitive to changes in interest rates. These bonds contributed to the Trust's total return, as they experienced upward price movement during the year's bond market rally.
    As of October 31, the duration of the Trust was 6.93 years compared with
7.15 years for the Lehman Brothers Municipal Bond Index (New Jersey bonds only). Because of the longer-term nature of the Trust, the calculation of the index's duration has been adjusted to eliminate bonds with maturities of five years or less. In addition, because the Trust invests primarily in New Jersey bonds, we have taken the New Jersey bonds from the Lehman index and used them to calculate a benchmark duration for the Trust.

                                                            Continued on page  4

               Top Five Portfolio Sectors as of October 31, 1998*
                    General Purpose................... 28.5%
                    Water & Sewer..................... 16.1%
                    Health Care....................... 14.3%
                    Transportation.................... 12.5%
                    Public Building...................  9.0%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1998, the Trust generated a total return of 12.37 percent.(1) This reflects a gain in market price per common share from $16.5625 on October 31, 1997, to $17.625 on October 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.38 percent,(3) based on the closing price of its common shares. Because income from the Trust is exempt from federal and New Jersey income taxes, this distribution rate is equivalent to a yield of 8.98 percent(4) on a taxable investment (for investors in the combined federal and state income tax bracket of 40.1 percent). Please refer to the chart on page 9 for additional performance numbers.

                      [DIVIDEND HISTORY GRAPH]


Twelve-Month Dividend History
For the Period Ended October 31, 1998

                                          Distribution per Common Share
Nov 1997........................................    $  .0790
Dec 1997........................................    $  .0790
Jan 1998........................................    $  .0790
Feb 1998........................................    $  .0790
Mar 1998........................................    $  .0790
Apr 1998........................................    $  .0790
May 1998........................................    $  .0790
Jun 1998........................................    $  .0790
Jul 1998........................................    $  .0790
Aug 1998........................................    $  .0790
Sep 1998........................................    $  .0790
Oct 1998........................................    $  .0790

ECONOMIC OUTLOOK
    We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up.

                                                            Continued on page  5

    Looking ahead into next year, we see the potential for stronger economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We believe the current low inflationary environment in the United States paves the way for further Fed rate cuts if the economy resumes its slowdown.
    Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil.
    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to the goal of providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 9

                          A FAREWELL FROM THE CHAIRMAN


                           ----------  -  -----------

Dear Shareholder,
    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]
Don G. Powell


                           ----------  -  -----------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations are expected to perform better in rising rate environments, while funds with longer durations are expected to perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1998

                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                             NEW JERSEY MUNICIPALS
                           (NYSE TICKER SYMBOL--VTJ)



COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............     12.37%
One-year total return based on NAV(2).....................      9.04%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................      5.38%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................      8.98%

 SHARE VALUATIONS

Net asset value...........................................   $  18.17
Closing common stock price................................   $ 17.625
One-year high common stock price (10/05/98)...............   $18.1250
One-year low common stock price (11/05/97)................   $15.9375
Preferred share rate(5)...................................    3.2900%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 40.1% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.6%
          NEW JERSEY  90.1%
$ 2,500   Aberdeen Twp, NJ Muni Util Auth Swr Rev Cap Impt
          Ser B (Prerefunded @ 02/01/02) (FGIC Insd)......   6.500%   02/01/22  $  2,760,300
  2,000   Bergen Cnty, NJ Util Auth Wtr Pollutn Ctl Rev
          Ser A (Prerefunded @ 06/15/02) (FGIC Insd)......   6.500    12/15/12     2,225,800
  1,000   Bordentown, NJ Swr Auth Rev Ser C (MBIA Insd)...   6.800    12/01/25     1,078,850
  1,500   Brick Twp, NJ Muni Util Auth Rev (AMBAC Insd)...   6.500    12/01/12     1,666,425
  2,000   Camden Cnty, NJ Muni Util Auth Swr Rev Cap
          Apprec Ser B (FGIC Insd)........................       *    09/01/14       916,340
  2,500   Camden Cnty, NJ Muni Util Auth Swr Rev Cap
          Apprec Ser B (FGIC Insd)........................       *    09/01/15     1,081,400
  4,095   Camden, NJ (FSA Insd)...........................       *    02/15/11     2,358,351
  1,200   Delaware River Port Auth PA & NJ Port Dist Proj
          Ser B (MBIA Insd)...............................   5.000    01/01/26     1,203,240
  1,845   East Orange, NJ Brd Ed Ctfs Partn Cap Apprec
          (FSA Insd)......................................       *    02/01/25       499,700
  2,330   Edgewater, NJ Muni Util Auth Rev Swr Rfdg (MBIA
          Insd)...........................................       *    11/01/12     1,229,122
    840   Essex Cnty, NJ Impt Auth Lease Jail & Youth
          House Proj (Prerefunded @ 12/01/04) (AMBAC
          Insd)...........................................   6.600    12/01/07       975,811
    500   Essex Cnty, NJ Impt Auth Pkg Fac Rev Ref (AMBAC
          Insd)...........................................   5.000    10/01/22       501,860
    750   Essex Cnty, NJ Impt Auth Rev Util Sys Orange
          Franchise (MBIA Insd)...........................   5.000    07/01/28       752,723
  1,000   Essex Cnty, NJ Impt Auth Rev Util Sys Orange
          Franchise Ser A (MBIA Insd).....................   5.750    07/01/27     1,082,680
  3,000   Essex Cnty, NJ Impt Auth Rev Irvington Twp Sch
          Dist (Prerefunded @ 10/01/02) (FSA Insd)........   6.625    10/01/17     3,372,810
  4,875   Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
          (MBIA Insd).....................................   6.600    12/01/21     5,327,790
  2,000   Mercer Cnty, NJ Impt Auth Rev Ewing Brd Edl
          Lease Proj (Prerefunded @ 05/15/02) (MBIA
          Insd)...........................................   6.400    05/15/11     2,215,260
  2,300   Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disposal Fac Proj Solid Waste Rfdg..............       *    04/01/08     1,546,290
  6,500   Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disposal Fac Proj Solid Waste Rfdg..............       *    04/01/10     3,910,335
  7,055   Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disposal Fac Proj Solid Waste Rfdg..............       *    04/01/12     3,792,204
  2,500   New Jersey Bldg Auth St Bldg Rev (Prerefunded @
          06/15/99).......................................   6.250    06/15/13     2,600,425
    490   New Jersey Econ Dev Auth Econ Dev Rev Ser F
          (LOC: Banque Nationale Paris)...................   6.600    06/01/12       530,273
    410   New Jersey Econ Dev Auth Econ Dev Rev Ser Y
          (LOC: Banque Nationale Paris)...................   6.600    06/01/12       443,698
  2,000   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd).......................   5.800    07/01/07     2,206,380

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 1,000   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd).......................   5.800%   07/01/08  $  1,103,190
  1,500   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd).......................   5.800    07/01/09     1,654,785
 10,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)............................   5.900    03/15/21    11,401,100
  4,575   New Jersey Hlthcare Fac Fin Auth Rev Atlantic
          City Med Cent Ser C Rfdg........................   6.800    07/01/11     5,054,643
    500   New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Connie Lee Insd)...................   7.000    07/01/04       574,695
    250   New Jersey Hlthcare Fac Fin Auth Rev Elizabeth
          Genl Med Cent Ser C.............................   7.375    07/01/15       264,288
  2,200   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd)......................   6.500    07/01/11     2,578,202
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd)......................   6.750    07/01/19     2,459,800
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Hackensack
          Med Cent (Prerefunded @ 07/01/01) (FGIC Insd)...   6.625    07/01/11     2,189,180
  2,500   New Jersey Hlthcare Fac Fin Auth Rev Hackensack
          Med Cent (Prerefunded @ 07/01/01) (FGIC Insd)...   6.625    07/01/17     2,736,475
  1,150   New Jersey St...................................   6.800    07/15/06     1,329,676
    500   New Jersey St Edl Facs Auth Rev Monmouth Univ
          Ser D...........................................   5.125    07/01/24       489,480
    915   New Jersey St Edl Facs Auth Rev Seton Hall Univ
          Proj Rfdg (AMBAC Insd) (a)......................   5.000    07/01/18       919,346
  4,800   New Jersey St Hwy Auth Garden St Pkwy Genl Rev
          Sr Pkwy.........................................   6.250    01/01/14     5,179,680
  1,000   Newark, NJ Sch Qualified Bond Act (MBIA Insd)...   5.300    09/01/14     1,042,990
  2,000   North Bergen Twp, NJ (FSA Insd).................       *    08/15/09     1,258,340
  2,675   Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
          Apprec Ser A (FGIC Insd)........................       *    12/15/09     1,659,115
  2,000   Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
          Apprec Ser A (FGIC Insd)........................       *    12/15/10     1,174,320
  1,000   Paterson, NJ (Prerefunded @ 02/15/02) (FSA
          Insd)...........................................   6.600    02/15/07     1,099,200
  2,850   Port Auth NY & NJ Cons Ser 78...................   6.500    04/15/11     3,107,127
  2,000   Rockaway Vly, NJ Regl Swr Auth Swr Rev Rfdg
          (MBIA Insd).....................................       *    12/15/09     1,240,460
  1,225   Rutgers St Univ of NJ Ser A Rfdg................   6.500    05/01/18     1,338,116
  2,000   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
          Svc Elec & Gas Ser D Rfdg (MBIA Insd)...........   6.550    10/01/29     2,254,460
  1,000   Somerset Raritan Vly, NJ Sew Auth Swr Rev Ser A
          Rfdg (MBIA Insd)................................   4.600    07/01/10     1,020,700
    165   Union City, NJ (FSA Insd).......................   6.375    11/01/10       196,754
  1,500   Union City, NJ (Prerefunded @ 09/01/02) (MBIA
          Insd)...........................................   6.700    09/01/12     1,687,365

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 1,000   Univ Medicine & Dentistry Ser A (MBIA Insd).....   5.000%   09/01/17  $  1,013,990
                                                                                ------------
                                                                                 100,305,544
                                                                                ------------
          GUAM  5.1%
  2,000   Guam Arpt Auth Rev Ser B........................   6.700    10/01/23     2,190,320
  1,800   Guam Govt Ltd Oblig Hwy Ser A Rfdg (FSA Insd)...   6.300    05/01/12     1,966,338
  1,500   Guam Govt Ser A.................................   5.625    09/01/02     1,507,905
                                                                                ------------
                                                                                   5,664,563
                                                                                ------------
          PUERTO RICO  4.4%
  1,750   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          T (Prerefunded @ 07/01/02)......................   6.500    07/01/22     1,948,800
  1,700   Puerto Rico Comwlth Pub Impt (Prerefunded @
          07/01/02) (b)...................................   6.800    07/01/21     1,910,392
  1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
          (Prerefunded @ 07/01/02)........................   6.875    07/01/21     1,126,200
                                                                                ------------
                                                                                   4,985,392
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  99.6%
  (Cost $98,055,740)..........................................................   110,955,499
SHORT-TERM INVESTMENTS  0.2%
  (Cost $200,000).............................................................       200,000
                                                                                ------------
TOTAL INVESTMENTS  99.8%
  (Cost $98,255,740)..........................................................   111,155,499
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%...................................       177,559
                                                                                ------------
NET ASSETS  100.0%............................................................  $111,333,058
                                                                                ============

* Zero coupon bond

(a) Security issued on a when issued or delayed delivery basis.

(b) Asset segregated as collateral for when issued or delayed delivery purchase commitment.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $98,255,740)........................  $111,155,499
Cash........................................................         1,588
Interest Receivable.........................................     1,440,454
Other.......................................................         2,077
                                                              ------------
      Total Assets..........................................   112,599,618
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       880,257
  Income Distributions--Common and Preferred Shares.........       104,368
  Investment Advisory Fee...................................        61,796
  Administrative Fee........................................        19,014
  Affiliates................................................         8,070
Accrued Expenses............................................       103,469
Trustees' Deferred Compensation and Retirement Plans........        89,586
                                                              ------------
      Total Liabilities.....................................     1,266,560
                                                              ------------
NET ASSETS..................................................  $111,333,058
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 800 issued with liquidation preference of
  $50,000 per share)........................................  $ 40,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,925,373 shares issued and
  outstanding)..............................................        39,254
Paid in Surplus.............................................    57,511,539
Net Unrealized Appreciation.................................    12,899,759
Accumulated Undistributed Net Investment Income.............       522,361
Accumulated Net Realized Gain...............................       360,145
                                                              ------------
      Net Assets Applicable to Common Shares................    71,333,058
                                                              ------------
NET ASSETS..................................................  $111,333,058
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($71,333,058 divided
  by 3,925,373 shares outstanding)..........................  $      18.17
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 6,165,327
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      715,946
Administrative Fee..........................................      220,291
Preferred Share Maintenance.................................      109,135
Trustees' Fees and Expenses.................................       19,968
Legal.......................................................        8,604
Custody.....................................................        7,229
Other.......................................................      134,578
                                                              -----------
    Total Expenses..........................................    1,215,751
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,949,576
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   430,897
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,822,322
  End of the Period.........................................   12,899,759
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,077,437
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,508,334
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,457,910
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                              Year Ended         Year Ended
                                                           October 31, 1998   October 31, 1997
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $  4,949,576       $  5,050,822
Net Realized Gain/Loss...................................         430,897            (70,752)
Net Unrealized Appreciation During the Period............       2,077,437          2,640,552
                                                             ------------       ------------
Change in Net Assets from Operations.....................       7,457,910          7,620,622
                                                             ------------       ------------
Distributions from Net Investment Income:
  Common Shares..........................................      (3,720,979)        (3,721,001)
  Preferred Shares.......................................      (1,382,296)        (1,402,750)
                                                             ------------       ------------
                                                               (5,103,275)        (5,123,751)
                                                             ------------       ------------
Distributions from Net Realized Gain:
  Common Shares..........................................             -0-            (36,667)
  Preferred Shares.......................................             -0-            (14,144)
                                                             ------------       ------------
                                                                      -0-            (50,811)
                                                             ------------       ------------
Total Distributions......................................      (5,103,275)        (5,174,562)
                                                             ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       2,354,635          2,446,060
NET ASSETS:
Beginning of the Period..................................     108,978,423        106,532,363
                                                             ------------       ------------
End of the period (Including accumulated undistributed
  net investment income of $522,361 and $676,060,
  respectively)..........................................    $111,333,058       $108,978,423
                                                             ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                     March 27, 1992
                                                                                                      (Commencement
                                                                       Year Ended October 31          of Investment
                                ------------------------------------------------------------         Operations) to
                                    1998       1997       1996      1995      1994      1993       October 31, 1992
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period
 (a)..........................  $ 17.572   $ 16.949    $ 16.912   $ 14.800   $ 18.181   $ 14.882          $ 14.678
                                --------   --------    --------   --------   --------   --------          --------
 Net Investment Income........     1.261      1.287       1.286      1.288      1.286      1.314              .578
 Net Realized and Unrealized
   Gain/Loss..................      .639       .654        .081      2.138     (3.371)     3.309              .156
                                --------   --------    --------   --------   --------   --------          --------
Total from Investment
 Operations...................     1.900      1.941       1.367      3.426     (2.085)     4.623              .734
                                --------   --------    --------   --------   --------   --------          --------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders.............      .948       .948        .940       .924       .924       .924              .385
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...      .352       .357        .360       .390       .292       .278              .145
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders.............       -0-       .009        .021        -0-       .061       .092               -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...       -0-       .004        .009        -0-       .019       .030               -0-
                                --------   --------    --------   --------   --------   --------          --------
Total Distributions...........     1.300      1.318       1.330      1.314      1.296      1.324              .530
                                --------   --------    --------   --------   --------   --------          --------
Net Asset Value, End of the
 Period.......................  $ 18.172   $ 17.572    $ 16.949   $ 16.912   $ 14.800   $ 18.181          $ 14.882
                                ========   ========    ========   ========   ========   ========          ========
Market Price Per Share at End
 of the Period................  $17.6250   $16.5625    $ 15.375   $ 14.750   $ 13.125   $ 16.750          $ 14.750
Total Investment Return at
 Market Price (b).............     12.37%     14.32%      10.91%     19.79%    (16.32%)    20.92%            .83%*
Total Return at Net Asset
 Value (c)....................      9.04%      9.61%       6.09%     21.03%    (13.59%)    29.84%           1.62%*
Net Assets at End of the
 Period (In millions).........  $  111.3   $  109.0    $  106.5   $  106.4   $   98.1   $  111.4          $   98.4
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**..............      1.73%      1.74%       1.80%      1.89%      1.85%      1.80%             1.77%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)..........................      5.08%      5.44%       5.50%      5.63%      5.99%      6.15%             4.83%
Portfolio Turnover............        10%         6%         11%        14%        12%        19%             28%*
 *  Non-Annualized
**  Ratio of Expenses to
    Average Net Assets
    Including Preferred
    Shares....................      1.10%      1.09%       1.12%      1.15%      1.15%      1.12%             1.23%

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.322 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade New Jersey Municipals, formerly known as Van Kampen American Capital Trust for Investment Grade New Jersey Municipals, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and New Jersey gross income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New Jersey municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

    At October 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $98,255,740; the aggregate gross unrealized appreciation is $12,899,759 and the aggregate gross unrealized depreciation is $0 resulting in net unrealized appreciation on long- and short-term investments of $12,899,759.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends monthly from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    For the year ended October 31, 1998, 99.82% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999 the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $2,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1998
--------------------------------------------------------------------------------

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $58,700 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,086,339 and $11,525,915, respectively.

4. PREFERRED SHARES

The Trust has outstanding 800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on October 31, 1998, was 3.290%. During the year ended October 31, 1998, the rates ranged from 3.200% to 3.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. CAPITAL GAIN DISTRIBUTION

On December 3, 1998, the Trust declared a capital gain of $.0663 per common share, of which $.0628 is long-term and $.0035 is short-term, to common shareholders of record on December 15, 1998. The gain will be payable on December 31, 1998.

                                October 31, 1998
--------------------------------------------------------------------------------

6. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996, Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Trust for Investment Grade New Jersey Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade New Jersey Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade New Jersey Municipals as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 3, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer
  and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and the selection of independent public accountants:

1) With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                         # OF SHARES
                                                     -------------------
                                                     IN FAVOR   WITHHELD
------------------------------------------------------------------------
Theodore A. Myers...................................     685      -0-

2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                       # OF SHARES
                                                   --------------------
                                                   IN FAVOR    WITHHELD
-----------------------------------------------------------------------
Don G. Powell..................................... 3,644,942    29,541
Hugo F. Sonnenschein.............................. 3,644,317    30,166

The other trustees of the Trust whose terms did not expire in 1998 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller, and Wayne
W. Whalen.

3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 3,625,636 shares voted in favor of the proposal, 22,222 shares voted against and 27,310 shares abstained.